Exhibit 10.2

AMENDMENT

TO

PROMISSORY NOTE

THIS AMENDMENT TO PROMISSORY NOTE (this “Amendment”), dated as of October 9, 2023, by and between Unique Logistics International, Inc., a Nevada corporation (the “Maker”), and Unique Logistics Holdings Limited, a Hong Kong corporation (“ULHL”), or its successors, assigns or other subsequent noteholder, as the case may be (the “Noteholder”).

Reference is hereby made to that certain Promissory Note dated February 21, 2023, issued by the Maker in favor of ULHL in the original principal amount of $2,000,000 (the “Note”); all capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Note.

WHEREAS, the Maker and ULHL desire hereby to amend the Note to provide for, among other things, the foregoing upon the terms and conditions set forth herein.

NOW, THEREFORE, for other good and valuable consideration, the parties hereto hereby agree as follows:

ARTICLE I: AMENDMENT OF AGREEMENT

Section 1.1 Amendments. Subject to the terms and conditions contained herein, Maker and ULHL hereby amend the Note as follows:

1.1.1 The definition of “Maturity Date” appearing in Section 1.1 of the Note shall be hereby amended by elimination of “February 21, 2024” and insertion in lieu thereof of “March 31, 2025.” All references to the Maturity Date hereafter shall refer to March 31, 2025.

1.1.2 Section 2 of the Note shall be amended by the addition of the following language immediately preceding the period at the end of the sole sentence thereof as follows:

“until February 21, 2024 at which time simple interest shall begin to accrue at the rate of fifteen percent (15%) per annum (the “Interest Rate”) until such time as the Principal Amount is paid in full (the “Interest”). Interest shall ~~not~~ cease to accrue on the date on which payment of the Principal Amount is complete and accrued Interest is paid.”

1.1.3 Section 3.2 of the Note shall be amended by deletion thereof and replacement in lieu thereof with the following:

“3.2 Application of Payments. All payments made hereunder shall be applied first to the payment of any Principal Amount outstanding hereunder, second to the payment of accrued Interest, and third to payment of any fees or charges outstanding hereunder.”

1.1.4 Section 5.1(a) of the Note shall be amended by deletion thereof and replacement in lieu thereof with the following:

“(a) the Principal Amount or Interest when due; or”

1.1.5 Section 5.4(a) of the Note shall be amended by the addition thereto of the phrase “or Interest” following the phrase “(a) declare any Principal Amount” presently appearing in the fourth line of Section 5.4(a).

1.1.6 Section 7.10 of the Note shall be amended by the addition thereto of the phrase “along with accrued and outstanding Interest, if any” following the phrase “After the Principal Amount outstanding under this Note has been paid in full,” presently appearing in the second line of Section 7.10.

ARTICLE II: MISCELLANEOUS

Section 2.1 Miscellaneous Provisions Governing this Amendment.

2.1.1 Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Note shall remain in full force and effect.

2.1.2 All references to the “Note” shall mean the Note as hereby amended.

2.1.3 This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

2.1.4 This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

2.1.5 This Note and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Note and the transactions contemplated hereby, shall be governed by the laws of the State of New York, without regard to any conflict of law provisions thereof.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

MAKER

Unique Logistics International, Inc., a Nevada corporation

By:
Name:
Title:
ULHL/NOTEHOLDER:

Unique Logistics Holdings Limited, a Hong Kong corporation

By:
Name:
Title:

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